SCHWAB INVESTMENTS
(the Trust)
SCHWAB® HIGH YIELD MUNICIPAL BOND FUND
(the fund)
Supplement dated March 10, 2021 to the fund’s currently effective
Summary Prospectus, Statutory Prospectus and Statement of Additional Information (SAI)

This supplement provides new and additional information beyond that contained in the
Summary Prospectus, Statutory Prospectus and SAI and should be read in conjunction with the
Summary Prospectus, Statutory Prospectus and SAI.
At a meeting held on February 24, 2021, the Board of Trustees of the Trust approved (i) changing the fund’s name, (ii) certain changes to the fund’s investment strategy, (iii) reductions of the fund’s management fees and a new expense limitation, (iv) the removal of the fund’s contingent redemption fee, and (v) a change to the fund’s primary benchmark index. These changes, which are summarized below, will be effective on July 1, 2021.
1.
Summary Prospectus, Statutory Prospectus and SAI:

The fund’s name will change from Schwab High Yield Municipal Bond Fund to “Schwab Opportunistic Municipal Bond Fund.”
2.
Summary Prospectus and Statutory Prospectus — Under the “Principal Investment Strategies” section: The third and fourth paragraph are hereby deleted and replaced with the following:

The fund invests at least 80% of its net assets in investment grade municipal securities, as determined by a nationally recognized rating organization (NRSRO) (e.g., Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or if unrated, determined to be of comparable quality by the investment adviser. The fund may also invest in municipal securities that are less-than-investment grade, as determined by an NRSRO (e.g., Ba1 or lower by Moody’s) or by the investment adviser.
In choosing securities, the fund’s investment adviser seeks to maximize current income by utilizing a flexible investment process that identifies opportunities in the municipal bond market of any maturity, duration and credit quality, including below investment grade securities. The investment adviser’s credit research department analyzes and monitors the securities that the fund owns or is considering buying.
3.
Summary Prospectus and Statutory Prospectus — Under the “Fund Fees and Expenses” section: The “Shareholder Fees,” “Annual Fund Operating Expenses” and “Expenses on a $10,000 Investment” tables are deleted and replaced in their entirety with the following:

Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)1
Management fees	0.40
Distribution (12b-1) fees	None
Other expenses2	0.23
Total annual fund operating expenses	0.63
Less expense reduction	(0.13)
Total annual fund operating expenses after expense reduction3	0.50

1
The information in the table has been restated to reflect current fees and expenses.

2
“Other Expenses” are based on estimates for the current fiscal year.

3
The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.50% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

1

Expenses on a $10,000 Investment
1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

4.
Summary Prospectus and Statutory Prospectus:

The fund’s primary comparative index will change from the “Bloomberg Barclays High Yield Municipal Index” to the “Bloomberg Barclays Municipal Bond Index.” The fund’s secondary comparative index will change from “Bloomberg Barclays Municipal Bond Index” to the “Bloomberg Barclays High Yield Municipal Index.”
5.
Statutory Prospectus — Under “Additional Policies Affecting Your Investment — Policy Regarding Short-Term or Excessive Trading” section:

The sixth, seventh and eighth paragraphs are deleted in their entirety.
6.
SAI — Under “Purchase, Redemption, Delivery of Shareholder Documents and Pricing of Shares — Purchasing and Redeeming Shares of the Funds” section:

The seventh paragraph is deleted in its entirety.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG114249-00 (03/21)
00258609

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